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                                                                    EXHIBIT 23



                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the Registration Statement (No. 33-30390) of TransWorld Bancorp on Form S-8 of our report dated January 17, 1997, appearing in the Annual Report on Form 10-K of TransWorld Bancorp for the year ended December 31, 1996.



DELOITTE & TOUCHE LLP


Los Angeles, California
March 20, 1997